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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Duke Energy Field Services Corporation on Form S-1 of our reports dated February 18, 2000 and June 12, 1998, appearing in the Prospectus which is a part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/  DELOITTE & TOUCHE LLP

Denver, Colorado
March 14, 2000